UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001687031
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682532
Starwood Mortgage Funding III LLC
(Exact name of sponsor as specified in its charter)

New York	333-206847-03	38-4014737 38-4014738
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(980) 388-7451
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Harlem USA Mortgage Loan, which constituted approximately 4.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2016, relating to the Morgan Stanley Capital I Trust 2016-BNK2 transaction, filed as Exhibit 4.1 to the Current Report on Form 8-K/A filed on March 2, 2017 (the “MSC 2016-BNK2 PSA”).

The MY Portfolio Mortgage Loan, which constituted approximately 1.0% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2016, relating to the CSMC 2016-NXSR Commercial Mortgage Trust transaction, filed as Exhibit 4.1 to the Current Report on Form 8-K/A filed on February 7, 2017 (the “MSC 2016-BNK2 PSA”).

Effective August 26, 2020, pursuant to Section 6.03 of the MSC 2016-BNK2 PSA and Section 6.03 of the CSMC 2016-NXSR PSA, C-III Asset Management LLC (“C-III”) has transferred substantially all of its assets to Greystone Servicing Company LLC (“Greystone Servicing”), a Delaware limited liability company, which, as the successor to C-III, has assumed all of the rights, duties and obligations of C-III as special servicer of the Harlem USA Mortgage Loan under the MSC 2016-BNK2 PSA and of the MY Portfolio Mortgage Loan under the CSMC 2016-NXSR PSA.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of August 26, 2020, the Harlem USA Mortgage Loan and the MY Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the MSC 2016-BNK2 PSA and the CSMC 2016-NXSR PSA, respectively, by Greystone Servicing.  Greystone Servicing maintains its principal special servicing office at 419 Belle Air Lane, Warrenton, Virginia 20186.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  August 26, 2020